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                                                                  EXHIBIT 10.15

                           LENNOX INTERNATIONAL INC.

                           INDEMNIFICATION AGREEMENT



                  THIS AGREEMENT is entered into as of March 12, 1999 ("Agreement"), between Lennox International Inc., a Delaware corporation (the "Company"), and ________________________ ("Indemnitee").

                       BACKGROUND STATEMENT AND RECITALS

                  Highly competent and experienced persons are becoming more reluctant to serve corporations as directors or in other capacities unless they are provided with adequate protection through insurance and adequate indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the corporation.

                  The Board of Directors of the Company (the "Board") has determined that the inability to attract and retain such persons would be detrimental to the best interests of the Company and its stockholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future.

                  The Board has also determined that it is reasonable, prudent and necessary for the Company, in addition to purchasing and maintaining directors' and officers' liability insurance (or otherwise providing for adequate arrangements of self-insurance), contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified.

                  Indemnitee is willing to serve, continue to serve and to take on additional service for or on behalf of the Company on the condition that he be so indemnified.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereby agree as follows:





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                                   ARTICLE I

                              CERTAIN DEFINITIONS

                  As used herein, the following words and terms shall have the following respective meanings:

                  "Beneficial Owner" means, with reference to any securities, any Entity if:

                           1. such Entity is the "beneficial owner" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Agreement) such securities; provided, however, that a Entity shall not be deemed the "Beneficial Owner" of, or to "beneficially own," any security under this subsection (i) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (x) arises solely from a revocable proxy or consent given in response to a public (i.e., not including a solicitation exempted by Rule 14a- 2(b)(2) of the General Rules and Regulations under the Exchange Act) proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act and (y) is not then reportable by such Entity on Schedule 13D under the Exchange Act (or any comparable or successor report); or

                           2. such Entity is a member of a group (as that term is used in Rule 13d- 5(b) of the General Rules and Regulations under the Exchange Act) that includes any other Entity that beneficially owns such securities;

provided, however, that a Entity shall not be deemed the "Beneficial Owner" of, or to "beneficially own" any security held by a Norris Family Trust with respect to which such Entity acts in the capacity of trustee, personal representative, custodian, administrator, executor or other fiduciary; provided, further, that nothing in this definition shall cause a Entity engaged in business as an underwriter of securities to be the Beneficial Owner of, or to "beneficially own," any securities acquired through such Entity's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition. For purposes hereof, "voting" a security shall include voting, granting a proxy, consenting or making a request or demand relating to corporate action (including, without limitation, a demand for a stockholder list, to call a stockholder meeting or to inspect corporate books and records) or otherwise giving an authorization (within the meaning of Section 14(a) of the Exchange Act) in respect of such security.

                  The terms "beneficially own" and "beneficially owning" shall have meanings that are correlative to this definition of the term "Beneficial Owner."

                  "Change of Control" means any of the following occurring on or after the date hereof:


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                           (i) Any Entity (other than an Exempt Person) shall
         become the Beneficial Owner of 35% or more of the shares of Common Stock then outstanding or 35% or more of the combined voting power of the Voting Stock of the Company then outstanding; provided, however, that no Change of Control shall be deemed to occur for purposes of this subsection (i) if such Entity shall become a Beneficial Owner of 35% or more of the shares of Common Stock or 35% or more of the combined voting power of the Voting Stock of the Company solely as a result of (x) an Exempt Transaction or (y) an acquisition by a Entity pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (x), (y) and (z) of subsection (iii) of this definition are satisfied;

                           (ii) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; provided, further, that there shall be excluded, for this purpose, any such individual whose initial assumption of office occurs as a result of any actual or threatened election contest that is subject to the provisions of Rule 14a-11 under the Exchange Act;

                           (iii) Approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (x) more than 65% of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding Voting Stock of such corporation is beneficially owned, directly or indirectly, by all or substantially all of the Entities who were the Beneficial Owners of the outstanding Common Stock immediately prior to such reorganization, merger or consolidation (ignoring, for purposes of this clause (x), the first proviso in the definition of "Beneficial Owner" set forth in this Article I) in substantially the same proportions as their ownership immediately prior to such reorganization, merger or consolidation of the outstanding Common Stock, (y) no Entity (excluding any Exempt Person or any Entity beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 35% or more of the Common Stock then outstanding or 35% or more of the combined voting power of the Voting Stock of the Company then outstanding) beneficially owns, directly or indirectly, 35% or more of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding Voting Stock of such corporation and (z) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or initial action by the Board providing for such reorganization, merger or consolidation; or

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                           (iv) Approval by the shareholders of the Company of
         (x) a complete liquidation or dissolution of the Company, unless such liquidation or dissolution is approved as part of a plan of liquidation and dissolution involving a sale or disposition of all or substantially all of the assets of the Company to a corporation with respect to which, following such sale or other disposition, all of the requirements of clauses (y)(A), (B) and (C) of this subsection (iv) are satisfied, or (y) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which, following such sale or other disposition, (A) more than 65% of the then outstanding shares of common stock of such corporation and the combined voting power of the Voting Stock of such corporation is then beneficially owned, directly or indirectly, by all or substantially all of the Entities who were the Beneficial Owners of the outstanding Common Stock immediately prior to such sale or other disposition (ignoring, for purposes of this clause (y)(A), the first proviso in the definition of "Beneficial Owner" set forth in this Article I) in substantially the same proportions as their ownership, immediately prior to such sale or other disposition, of the outstanding Common Stock, (B) no Entity (excluding any Exempt Person and any Entity beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 35% or more of the Common Stock then outstanding or 35% or more of the combined voting power of the Voting Stock of the Company then outstanding) beneficially owns, directly or indirectly, 35% or more of the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding Voting Stock of such corporation and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or initial action of the Board providing for such sale or other disposition of assets of the Company.

                  "Claim" means an actual or threatened claim or request for relief.

                  "Common Stock" means the common stock, par value $0.01 per share, of the Company.

                  "Corporate Status" means the status of a person who is or was a director, nominee for director, officer, employee, agent or fiduciary of the Company (including any predecessors to the Company), or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the request of the Company.

                  "Disinterested Director," with respect to any request by Indemnitee for indemnification hereunder, means a director of the Company who neither is nor was a party to the Proceeding or subject to a Claim, issue or matter in respect of which indemnification is sought by Indemnitee.

                  "DGCL" means the Delaware General Corporation Law and any successor statute thereto as either of them may be amended from time to time.

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                  "Entity" means any individual, firm, corporation,
partnership, association, trust, unincorporated organization or other entity.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Exempt Person" means (i) the Company, any subsidiary of the Company, any employee benefit plan of the Company or any subsidiary of the Company, and any Entity organized, appointed or established by the Company for or pursuant to the terms of any such plan and (ii) any Person who is shown under the caption "Principal and Selling Stockholders" in the Company's Registration Statement on Form S-1 related to the initial public offering of the Common Stock as beneficially owning (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Agreement) five percent or more of the Common Stock unless and until such Person individually becomes the Beneficial Owner, other than as a result of a distribution from a Norris Family Trust, of an amount of Common Stock that is 103% or more of the amount of such Common Stock beneficially owned by such Person on the date the Registration Statement is declared effective by the Securities and Exchange Commission.

                  "Exempt Transaction" means an increase in the percentage of the outstanding shares of Common Stock or the percentage of the combined voting power of the outstanding Voting Stock of the Company beneficially owned by any Entity solely as a result of a reduction in the number of shares of Common Stock then outstanding due to the repurchase of Common Stock by the Company, unless and until such time as such Entity shall purchase or otherwise become the Beneficial Owner of additional shares of Common Stock constituting 3% or more of the then outstanding shares of Common Stock or additional Voting Stock representing 3% or more of the combined voting power of the then outstanding Voting Stock.

                  "Expenses" means all attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or participating in (including on appeal), a Proceeding.

                  "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither contemporaneously is, nor in the five years theretofore has been, retained to represent (a) the Company or Indemnitee in any matter material to either such party, (b) any other party to the Proceeding giving rise to a claim for indemnification hereunder or (c) the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding voting securities (other than, in each such case, with respect to matters concerning the rights of Indemnitee under this Agreement, or of other indemnitees under similar indemnification

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agreements). Notwithstanding the foregoing, the term "Independent Counsel"
shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

                  "Norris Family Trust" means any trust, estate, custodianship or other fiduciary arrangement (collectively, a "Family Entity") formed, owned, held or existing primarily for the benefit of the lineal descendants of D.W. Norris, but only if such Family Entity shall not at any time hold Common Stock or Voting Stock of the Company with the primary purpose of effecting with respect to the Company (i) an extraordinary corporate transaction, such as a merger, reorganization or liquidation (ii) a sale or transfer of a material amount of assets, (iii) any material change in capitalization, (iv) any other material change in business or corporate structure or operations, (v) changes in corporate charter or bylaws, or (vi) a change in the composition of the Board or of the members of senior management.

                  "person" shall have the meaning ascribed to such term in Sections 13(d) and 14(d) of the Exchange Act.

                  "Proceeding" means any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, administrative hearing or any other proceeding, whether civil, criminal, administrative or investigative and whether or not based upon events occurring, or actions taken, before the date hereof (except any of the foregoing initiated by Indemnitee pursuant to Article VI or Section 7.8 to enforce his rights under this Agreement), and any inquiry or investigation that could lead to, and any appeal in or related to, any such action, suit, arbitration, alternative dispute resolution mechanism, hearing or proceeding.

                  "Voting Stock" means, with respect to a corporation, all securities of such corporation of any class or series that are entitled to vote generally in the election of directors of such corporation (excluding any class or series that would be entitled so to vote by reason of the occurrence of any contingency, so long as such contingency has not occurred).

                                   ARTICLE II

                             SERVICES BY INDEMNITEE

                  Section 2.1 Services. Indemnitee agrees to serve, or continue to serve, as a director of the Company and, as the Company has requested or may request from time to time, as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. Indemnitee and Company each acknowledge that they have entered into this Agreement as a means of inducing Indemnitee to serve, or continue to serve, the Company in such capacities. Indemnitee may at any time and for any reason resign from such position or positions (subject to any other contractual obligation or

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any obligation imposed by operation of law). The Company shall have no obligation under this Agreement to continue Indemnitee in any such position or positions.


                                  ARTICLE III

                                INDEMNIFICATION

                  Section 3.1 General. The Company shall indemnify, and advance Expenses to, Indemnitee to the fullest extent permitted by applicable law in effect on the date hereof and to such greater extent as applicable law may thereafter from time to time permit. The rights of Indemnitee provided under the preceding sentence shall include, but shall not be limited to, the right to be indemnified and to have Expenses advanced in all Proceedings to the fullest extent permitted by Section 145 of the DGCL. The provisions set forth in this Agreement are provided in addition to and as a means of furtherance and implementation of, and not in limitation of, the obligations expressed in this
Article III.

                  Section 3.2 Proceedings Other Than by or in Right of the Company. Indemnitee shall be entitled to indemnification pursuant to this
Section 3.2 if, by reason of his Corporate Status, he was, is or is threatened to be made, a party to any Proceeding, other than a Proceeding by or in the right of the Company. Pursuant to this Section 3.2, the Company shall indemnify Indemnitee against Expenses, judgments, penalties, fines and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with any such Expenses, judgments, penalties, fines and amounts paid in settlement) actually and reasonably incurred by him or on his behalf in connection with such Proceeding or any Claim, issue or matter therein, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful. Nothing in this Section 3.2 shall limit the benefits of Section 3.1 or any other Section hereunder.

                  Section 3.3 Proceedings by or in Right of the Company. Indemnitee shall be entitled to indemnification pursuant to this Section 3.3 if, by reason of his Corporate Status, he was, is or is threatened to be made, a party to any Proceeding brought by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 3.3, the Company shall indemnify Indemnitee against Expenses actually and reasonably incurred by him or on his behalf in connection with such Proceeding or any Claim, issue or matter therein, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company. Notwithstanding the foregoing, no indemnification against such Expenses shall be made in respect of any Claim, issue or matter in such Proceeding as to which Indemnitee shall have been adjudged to be liable to the Company if applicable law prohibits such indemnification; provided, however, that, if applicable law so permits, indemnification against such Expenses shall nevertheless be made by the Company in such event if and only to the extent that the Court of

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Chancery of the State of Delaware or other court of competent jurisdiction (the
"Court"), or the court in which such Proceeding shall have been brought or is pending, shall so determine. Nothing in this Section 3.3 shall limit the benefits of Section 3.1 or any other Section hereunder.

                                   ARTICLE IV

                                    EXPENSES

                  Section 4.1 Expenses of a Party Who Is Wholly or Partly Successful. Notwithstanding any other provision of this Agreement to the contrary (except as set forth in Section 7.2(c) or 7.6), and without a requirement for any determination described in Section 5.2, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him or on his behalf in connection with any Proceeding to which Indemnitee was or is a party by reason of his Corporate Status and in which Indemnitee is successful, on the merits or otherwise. If Indemnitee is not wholly successful, on the merits or otherwise, in a Proceeding but is successful, on the merits or otherwise, as to any Claim, issue or matter in such Proceeding, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him or on his behalf relating to each successfully resolved Claim, issue or matter. For purposes of this Section 4.1 and without limitation, the termination of a Claim, issue or matter in a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such Claim, issue or matter.

                  Section 4.2 Expenses of a Witness or Non-Party. Notwithstanding any other provision of this Agreement to the contrary, to the extent that Indemnitee is, by reason of his Corporate Status, a witness or otherwise participates in any Proceeding at a time when he is not a party in the Proceeding, the Company shall indemnify him against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.

                  Section 4.3 Advancement of Expenses. The Company shall pay all reasonable Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding, whether brought by or in the right of the Company or otherwise, in advance of any determination with respect to entitlement to indemnification pursuant to Article V within 15 days after the receipt by the Company of a written request from Indemnitee requesting such payment or payments from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee. Indemnitee hereby undertakes and agrees that he will reimburse and repay the Company for any Expenses so advanced to the extent that it shall ultimately be determined (in a final adjudication by a court from which there is no further right of appeal or in a final adjudication of an arbitration pursuant to Section 6.1 if Indemnitee elects to seek such arbitration) that Indemnitee is not entitled to be indemnified by the Company against such Expenses.


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                                   ARTICLE V

                   PROCEDURE FOR DETERMINATION OF ENTITLEMENT
                               TO INDEMNIFICATION

                  Section 5.1 Request by Indemnitee. To obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Secretary or an Assistant Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the members of the Board in writing that Indemnitee has requested indemnification.

                  Section 5.2 Determination of Request. Upon written request by Indemnitee for indemnification pursuant to Section 5.1, a determination, if required by applicable law, with respect to Indemnitee's entitlement thereto shall be made in the specific case as follows:

                           (a) If a Change in Control shall have occurred, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to Indemnitee unless Indemnitee shall request that such determination be made by the Disinterested Directors, in which case in the manner provided for in clause (i) or (ii) of paragraph (b) below;

                           (b) If a Change in Control shall not have occurred,
         (i) by a majority vote of the Disinterested Directors, even though less than a quorum of the Board, (ii) by a committee of Disinterested Directors designated by majority vote of the Disinterested Directors, even though less than a quorum of the Board, (iii) if there are no Disinterested Directors, or if such Disinterested Directors so direct, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to the Indemnitee, or (iv) if Indemnitee and the Company mutually agree, by the stockholders of the Company; or

                           (c) As provided in Section 5.4(b).

If it is so determined that Indemnitee is entitled to indemnification hereunder, payment to Indemnitee shall be made within 15 days after such determination. Indemnitee shall cooperate with the person or persons making such determination with respect to Indemnitee's entitlement to indemnification, including providing to such person upon reasonable advance request any documentation or information that is not privileged or otherwise protected from disclosure and that is reasonably available to Indemnitee and reasonably necessary for such determination. Any costs or expenses (including attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the person or persons making such determination shall be borne by the Company (irrespective of the determination as to Indemnitee's entitlement to indemnification), and the Company shall indemnify and hold harmless Indemnitee therefrom.

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                  Section 5.3 Independent Counsel. If a Change in Control shall not have occurred and the determination of entitlement to indemnification is to be made by Independent Counsel, the Independent Counsel shall be selected by
(a) a majority vote of the Disinterested Directors, even though less than a quorum of the Board or (b) if there are no Disinterested Directors, by a majority vote of the Board, and the Company shall give written notice to Indemnitee, within 10 days after receipt by the Company of Indemnitee's request for indemnification, specifying the identity and address of the Independent Counsel so selected. If a Change in Control shall have occurred and the determination of entitlement to indemnification is to be made by Independent Counsel, the Independent Counsel shall be selected by Indemnitee, and Indemnitee shall give written notice to the Company, within 10 days after submission of Indemnitee's request for indemnification, specifying the identity and address of the Independent Counsel so selected (unless Indemnitee shall request that such selection be made by the Disinterested Directors, in which event the Company shall give written notice to Indemnitee, within 10 days after receipt of Indemnitee's request for the Disinterested Directors to make such selection, specifying the identity and address of the Independent Counsel so selected). In either event, (i) such notice to Indemnitee or the Company, as the case may be, shall be accompanied by a written affirmation of the Independent Counsel so selected that it satisfies the requirements of the definition of "Independent Counsel" in Article I and that it agrees to serve in such capacity and (ii) Indemnitee or the Company, as the case may be, may, within seven days after such written notice of selection shall have been given, deliver to the Company or to Indemnitee, as the case may be, a written objection to such selection. Any objection to selection of Independent Counsel pursuant to this Section 5.3 may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of the definition of "Independent Counsel" in Article I, and the objection shall set forth with particularity the factual basis of such assertion. If such written objection is timely made, the Independent Counsel so selected may not serve as Independent Counsel unless and until the Court has determined that such objection is without merit. In the event of a timely written objection to a choice of Independent Counsel, the party originally selecting the Independent Counsel shall have seven days to make an alternate selection of Independent Counsel and to give written notice of such selection to the other party, after which time such other party shall have five days to make a written objection to such alternate selection. If, within 30 days after submission of Indemnitee's request for indemnification pursuant to Section 5.1, no Independent Counsel shall have been selected and not objected to, either the Company or Indemnitee may petition the Court for resolution of any objection that shall have been made by the Company or Indemnitee to the other's selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the Court or by such other person as the Court shall designate, and the person with respect to whom an objection is so resolved or the person so appointed shall act as Independent Counsel under Section 5.2. The Company shall pay any and all reasonable fees and expenses incurred by such Independent Counsel in connection with acting pursuant to Section 5.2, and the Company shall pay all reasonable fees and expenses incident to the procedures of this
Section 5.3, regardless of the manner in which such Independent Counsel was selected or appointed. Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 6.1, Independent

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Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

                  Section 5.4 Presumptions and Effect of Certain Proceedings.

                           (a) Indemnitee shall be presumed to be entitled to indemnification under this Agreement upon submission of a request for indemnification pursuant to Section 5.1, and the Company shall have the burden of proof in overcoming that presumption in reaching a determination contrary to that presumption. Such presumption shall be used by Independent Counsel (or other person or persons determining entitlement to indemnification) as a basis for a determination of entitlement to indemnification unless the Company provides information sufficient to overcome such presumption by clear and convincing evidence.

                           (b) If the person or persons empowered or selected under this Article V to determine whether Indemnitee is entitled to indemnification shall not have made a determination within 60 days after receipt by the Company of Indemnitee's request for indemnification, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification, absent (i) a knowing misstatement by Indemnitee of a material fact, or knowing omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with Indemnitee's request for indemnification, or (ii) a prohibition of such indemnification under applicable law; provided, however, that such 60-day period may be extended for a reasonable time, not to exceed an additional 30 days, if the person making the determination with respect to entitlement to indemnification in good faith requires such additional time for the obtaining or evaluating of documentation and/or information relating to such determination; provided further, that the 60-day limitation set forth in this Section 5.4(b) shall not apply and such period shall be extended as necessary (i) if within 30 days after receipt by the Company of Indemnitee's request for indemnification under Section 5.1 Indemnitee and the Company have agreed, and the Board has resolved, to submit such determination to the stockholders of the Company pursuant to Section 5.2(b) for their consideration at an annual meeting of stockholders to be held within 90 days after such agreement and such determination is made thereat, or a special meeting of stockholders for the purpose of making such determination to be held within 60 days after such agreement and such determination is made thereat, or (ii) if the determination of entitlement to indemnification is to be made by Independent Counsel, in which case the applicable period shall be as set forth in clause (c) of Section 6.1.

                           (c) The termination of any Proceeding or of any Claim, issue or matter by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere or its equivalent, shall not by itself adversely affect the rights of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith or in a manner that he reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful. Indemnitee shall be deemed to have been found liable in respect of any Claim, issue or matter only after he shall have been so adjudged by the Court after exhaustion of all appeals therefrom.

                                   ARTICLE VI

                         CERTAIN REMEDIES OF INDEMNITEE

                  Section 6.1 Indemnitee Entitled to Adjudication in an Appropriate Court. If (a) a determination is made pursuant to Article V that Indemnitee is not entitled to indemnification under this Agreement, (b) there has been any failure by the Company to make timely payment or advancement of any amounts due hereunder, or (c) the determination of entitlement to indemnification is to be made by Independent Counsel and such determination shall not have been made and delivered in a written opinion within 90 days after the latest of (i) such Independent Counsel's being appointed, (ii) the overruling by the Court of objections to such counsel's selection or (iii) expiration of all periods for the Company or Indemnitee to object to such counsel's selection, Indemnitee shall be entitled to commence an action seeking an adjudication in the Court of his entitlement to such indemnification or advancement of Expenses. Alternatively, Indemnitee, at his option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the commercial arbitration rules of the American Arbitration Association. Indemnitee shall commence such action seeking an adjudication or an award in arbitration within 180 days following the date on which Indemnitee first has the right to commence such action pursuant to this Section 6.1, or such right shall expire. The Company shall not oppose Indemnitee's right to seek any such adjudication or award in arbitration.

                  Section 6.2 Adverse Determination Not to Affect any Judicial Proceeding. If a determination shall have been made pursuant to Article V that Indemnitee is not entitled to indemnification under this Agreement, any judicial proceeding or arbitration commenced pursuant to this Article VI shall be conducted in all respects as a de novo trial or arbitration on the merits, and Indemnitee shall not be prejudiced by reason of such initial adverse determination. In any judicial proceeding or arbitration commenced pursuant to this Article VI, Indemnitee shall be presumed to be entitled to indemnification or advancement of Expenses, as the case may be, under this Agreement and the Company shall have the burden of proof in overcoming such presumption and to show by clear and convincing evidence that Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

                  Section 6.3 Company Bound by Determination Favorable to Indemnitee in any Judicial Proceeding or Arbitration. If a determination shall have been made or deemed to have been made pursuant to Article V that Indemnitee is entitled to indemnification, the Company shall be irrevocably bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Article VI and shall be precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable, in each such case absent (a) a knowing misstatement by Indemnitee of a material fact, or a knowing omission of a material fact necessary to make a statement by Indemnitee not materially misleading, in connection with Indemnitee's request for indemnification or (b) a prohibition of such indemnification under applicable law.

                  Section 6.4 Company Bound by the Agreement. The Company shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Article VI that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement.

                  Section 6.5 Indemnitee Entitled to Expenses of Judicial Proceeding. If Indemnitee seeks a judicial adjudication of or an award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Company, and the Company shall indemnify Indemnitee against, any and all expenses (of the types described in the definition of Expenses in Article I) actually and reasonably incurred by him in such judicial adjudication or arbitration but only if Indemnitee prevails therein. If it shall be determined in such judicial adjudication or arbitration that Indemnitee is entitled to receive part but not all of the indemnification or advancement of expenses or other benefit sought, the expenses incurred by Indemnitee in connection with such judicial adjudication or arbitration shall be equitably allocated between the Company and Indemnitee. Notwithstanding the foregoing, if a Change in Control shall have occurred, Indemnitee shall be entitled to indemnification under this
Section 6.5 regardless of whether Indemnitee ultimately prevails in such judicial adjudication or arbitration.

                                  ARTICLE VII

                                 MISCELLANEOUS

                  Section 7.1 Non-Exclusivity. The rights of Indemnitee to receive indemnification and advancement of Expenses under this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Certificate of Incorporation or Bylaws of the Company, any other agreement, vote of stockholders or a resolution of directors, or otherwise. No amendment or alteration of the Certificate of Incorporation or Bylaws of the Company or any provision thereof shall adversely affect Indemnitee's rights hereunder and such rights shall be in addition to any rights Indemnitee may have under the Company's Certificate of Incorporation, Bylaws and the DGCL or otherwise. To the extent that there is a change in the DGCL or other applicable law (whether by statute or judicial decision) that allows greater indemnification by agreement than would be afforded currently under the Company's Certificate of Incorporation or Bylaws and this Agreement, it is the intent of the parties hereto that the Indemnitee shall enjoy by virtue of this Agreement the greater benefit so afforded by such change.

                     Section 7.2 Insurance and Subrogation.

                           (a) To the extent the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, agents or fiduciaries of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise that such person serves at the request of the Company, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee, agent or fiduciary under such policy or policies.

                           (b) In the event of any payment by the Company under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

                           (c) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under the Company's Certificate of Incorporation or Bylaws or any insurance policy, contract, agreement or otherwise.

                  Section 7.3 Certain Settlement Provisions. The Company shall have no obligation to indemnify Indemnitee under this Agreement for amounts paid in settlement of a Proceeding or Claim without the Company's prior written consent. The Company shall not settle any Proceeding or Claim in any manner that would impose any fine or other obligation on Indemnitee without Indemnitee's prior written consent. Neither the Company nor Indemnitee shall unreasonably withhold their consent to any proposed settlement.

                  Section 7.4 Duration of Agreement. This Agreement shall continue for so long as Indemnitee serves as a director, nominee for director, officer, employee, agent or fiduciary of the Company or, at the request of the Company, as a director, nominee for director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, and thereafter shall survive until and terminate upon the latest to occur of (a) the expiration of 10 years after the latest date that Indemnitee shall have ceased to serve in any such capacity;
(b) the final termination of all pending Proceedings in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any proceeding commenced by Indemnitee pursuant to Article VI relating thereto; or (c) the expiration of all statutes of limitation applicable to possible Claims arising out of Indemnitee's Corporate Status.

                  Section 7.5 Notice by Each Party. Indemnitee shall promptly notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document or communication relating to any Proceeding or Claim for which Indemnitee may be entitled to indemnification or advancement of Expenses hereunder; provided, however, that any failure of Indemnitee to so notify the Company shall not adversely affect Indemnitee's rights under this Agreement except to the extent the Company shall have been materially prejudiced as a direct result of such failure. The Company shall notify promptly Indemnitee in writing, as to the pendency of any Proceeding or Claim that may involve a claim against the Indemnitee for which Indemnitee may be entitled to indemnification or advancement of Expenses hereunder.

                  Section 7.6 Certain Persons Not Entitled to Indemnification. Notwithstanding any other provision of this Agreement to the contrary, Indemnitee shall not be entitled to indemnification or advancement of Expenses hereunder with respect to any Proceeding or any Claim, issue or matter therein, brought or made by Indemnitee against the Company or any affiliate of the Company, except as specifically provided in Article V or Article VI.

                  Section 7.7 Indemnification for Negligence, Gross Negligence, etc. Without limiting the generality of any other provision hereunder, it is the express intent of this Agreement that Indemnitee be indemnified and Expenses be advanced regardless of Indemnitee's acts of negligence, gross negligence or intentional or willful misconduct to the extent that indemnification and advancement of Expenses is allowed pursuant to the terms of this Agreement and under applicable law.

                  Section 7.8 Enforcement. The Company agrees that its execution of this Agreement shall constitute a stipulation by which it shall be irrevocably bound in any court or arbitration in which a proceeding by Indemnitee for enforcement of his rights hereunder shall have been commenced, continued or appealed, that its obligations set forth in this Agreement are unique and special, and that failure of the Company to comply with the provisions of this Agreement will cause irreparable and irremediable injury to Indemnitee, for which a remedy at law will be inadequate. As a result, in addition to any other right or remedy he may have at law or in equity with respect to breach of this Agreement, Indemnitee shall be entitled to injunctive or mandatory relief directing specific performance by the Company of its obligations under this Agreement.

                  Section 7.9 Successors and Assigns. All of the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and their respective successors, assigns, heirs, executors, administrators, legal representatives. The Company shall require and cause any direct or indirect successor (whether by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, by written agreement in form and substance reasonably satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

                  Section 7.10 Amendment. This Agreement may not be modified or amended except by a written instrument executed by or on behalf of each of the parties hereto.

                  Section 7.11 Waivers. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term only by a writing signed by the party against which such waiver is to be asserted. Unless otherwise expressly provided herein, no delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party hereto of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

                  Section 7.12 Entire Agreement. This Agreement and the documents expressly referred to herein constitute the entire agreement between the parties hereto with respect to the matters covered hereby, and any other prior or contemporaneous oral or written understandings or agreements with respect to the matters covered hereby are expressly superseded by this Agreement.

                  Section 7.13 Severability. If any provision of this Agreement (including any provision within a single section, paragraph or sentence) or the application of such provision to any person or circumstance, shall be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement or affect the application of such provision to other persons or circumstances, it being the intent and agreement of the parties that this Agreement shall be deemed amended by modifying such provision to the extent necessary to render it valid, legal and enforceable while preserving its intent, or if such modification is not possible, by substituting therefor another provision that is valid, legal and enforceable and that achieves the same objective. Any such finding of invalidity or unenforceability shall not prevent the enforcement of such provision in any other jurisdiction to the maximum extent permitted by applicable law.

                  Section 7.14 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given upon (a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmed delivery of a standard overnight courier or when delivered by hand or (c) the expiration of five business days after the date mailed by certified or registered mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice):

                  If to the Company, to:

                  Lennox International Inc.
                  2100 Lake Park Blvd.
                  Richardson, Texas 75080
                  Attention:     Carl E. Edwards, Jr., Secretary
                  Facsimile:     (972) 497-5268

                  If to Indemnitee, to:

                  --------------------------

                  --------------------------

                  --------------------------

                  Facsimile:
                            ----------------

                  Section 7.15 Certain Construction Rules.

                           (a) The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. As used in this Agreement, unless otherwise provided to the contrary, (i) all references to days shall be deemed references to calendar days and
         (ii) any reference to a "Section" or "Article" shall be deemed to refer to a section or article of this Agreement. The words "hereof," "herein" and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Unless otherwise specifically provided for herein, the term "or" shall not be deemed to be exclusive. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

                           (b) For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; references to "serving at the request of the Company" shall include any service as a director, nominee for director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, nominee, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

                  Section 7.16 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof.

                  Section 7.17 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument, notwithstanding that both parties are not signatories to the original or same counterpart.

                  IN WITNESS WHEREOF, this Agreement has been duly executed and delivered to be effective as of the date first above written.


                                       LENNOX INTERNATIONAL INC.



                                       By:
                                           ------------------------------------
                                           John W. Norris, Jr.
                                           Chairman of the Board and
                                           Chief Executive Officer




                                       INDEMNITEE



                                       ---------------------------------------
                                       Signature

                                       Printed Name:

                                   SCHEDULE A

                    List of Executive Officers and Directors
                  who entered into Indemnification  Agreements
              with Lennox International Inc., dated April 23, 1999


                             John W. Norris, Jr.
                             Linda G. Alvarado
                             David H. Anderson
                             Richard W. Booth
                             David V. Brown
                             James J. Byrne
                             Thomas B. Howard, Jr.
                             John E. Major
                             Donald E. Miller
                             Loraine B. Millman
                             Robert W. Norris
                             Lynn B. Storey
                             Richard L. Thompson
                             Terry D. Stinson
                             Thomas Booth
                             Harry J. Ashenhurst
                             Scott J. Boxer
                             Carl E. Edwards, Jr.
                             H.E. French
                             John J. Hubbuch
                             W. Lane Pennington
                             Robert E. Schjerven
                             Michael G. Schwartz
                             Clyde W. Wyant
                             Janet Cooper